UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2013

HMS Income Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00939	45-3999996
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Second Quarter 2013 Distributions

With the authorization of its board of directors, HMS Income Fund, Inc. ("HMS Income Fund") recently declared distributions for the months of April – June 2013. These distributions will be calculated based on stockholders of record each day from April 1, 2013 through June 30, 2013 in an amount equal to $0.00191781 per share, per day (which represents an annualized distribution yield of 7% based on HMS Income Fund’s current public offering price of $10.00 per share, if it were maintained everyday for a twelve-month period). Distributions will be paid on the first business day following the completion of each month to which they relate. All distributions will be paid in cash or reinvested in stock for those participating in HMS Income Fund’s distribution reinvestment plan.

Amendment of the Conditional Fee Waiver Agreement

On March 26, 2013, HMS Income Fund entered into an amended and restated conditional fee waiver agreement (“Amended and Restated Agreement”) with HMS Adviser LP, Main Street Capital Corporation and Main Street Capital Partners, LLC (collectively, the “Advisers”) that amends and restates the Conditional Fee Waiver Agreement pursuant to which for a period from June 4, 2012 to June 3, 2013, the Advisers agreed to waive the base management fee and the incentive fees to the extent that distributions declared and payable would represent a return of capital for purposes of U.S. federal income tax. Pursuant to the Amended and Restated Agreement, the Advisers have agreed to extend the waiver period until September 30, 2013.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the timing of payment of distributions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described in the "Risk Factors" section of HMS Income Fund’s Registration Statement on Form N-2.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated March 28, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Income Fund, Inc.

March 28, 2013	By:	/s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Financial Officer and Secretary

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